SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934


Filed by the Registrant |X|
Filed by a party other than the Registrant |_|

Check the appropriate box:
|_|   Preliminary proxy statement
|_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
|_|   Definitive proxy statement
|_|   Definitive additional materials
|X|   Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                                   KROLL INC.
                                   ----------
                (Name of Registrant as Specified in Its Charter)

                              --------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

|X|  No fee required.

|_|  Fee computed on table below per Exchange Act Rules 14a-6(c)(1) and 0-11.

(1)  Title of each class of securities to which transaction applies:
(2)  Aggregate number of securities to which transaction applies:
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
(4)  Proposed maximum aggregate value of transaction:
(5)  Total fee paid:

|_|  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     |_| Fee paid previously with preliminary materials.

     |_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
         (1) Amount Previously Paid:
         (2) Form, Schedule or Registration Statement No.:
         (3) Filing Party:
         (4)  Date Filed:

Kroll Inc. will file a preliminary and definitive proxy statement and other relevant documents concerning the proposed merger with Marsh & McLennan Companies, Inc. with the Securities and Exchange Commission. Its stockholders are urged to read the definitive proxy statement when it becomes available because it will contain important information about Kroll, the proposed merger and related matters. Stockholders may obtain, free of charge, a copy of the definitive proxy statement (when it is available) and other relevant documents, including the definitive merger agreement, filed by Kroll with the Securities and Exchange Commission at the Securities and Exchange Commission's website, www.sec.gov. In addition, documents filed with the Securities and Exchange Commission by Kroll will be available to stockholders free of charge by directing a request to Kroll at 900 Third Avenue, New York, New York 10022,
Attention: Secretary.

Kroll and its directors and executive officers and certain other of its employees may be soliciting proxies from stockholders of Kroll in favor of the proposed transaction. Information concerning the participants in the proxy solicitation will be set forth in the proxy statement when it is filed with the Securities and Exchange Commission.

The following is a transcript of a conference call held by Marsh & McLennan Companies, Inc. and Kroll Inc. on May 19, 2004:


                                                                FINAL TRANSCRIPT







CCBN StreetEvents


CCBN StreetEvents Conference Call Transcript

KROL - Marsh & McLennan Companies, Inc. & Kroll Inc. Conference Call


Event Date/Time: May. 19. 2004/8:30AM ET
Event Duration: 52 min

CORPORATE PARTICIPANTS
 Sandra Wijnberg
 Marsh & McLennan Companies - SVP & CFO

 Jeff Greenberg
 Marsh & McLennan Companies - Chairman & CEO

 Mike Cherkasky
 Kroll - President & CEO

 Roger Egan
 Marsh Inc. - President

 Ray Groves
 Marsh Inc. - Chairman

 Don Birdsong
 Marsh Inc. - Head, Marsh Risk Consulting



CONFERENCE CALL PARTICIPANTS
 Jay Cohen
 Merrill Lynch - Analyst

 Ron Frank
 Smith Barney - Analyst

 Vinay Saqi
 Morgan Stanley - Analyst

 Tom Cholnoky
 Goldman Sachs - Analyst

 Jeff Kessler
 Lehman Brothers - Analyst

 John Balkind
 Fox-Pitt Kelton - Analyst

 Dave Sheusi
 J.P. Morgan - Analyst

 Jeff Thompson
 KBW - Analyst

 Kevin Martin
 Credit Suisse First Boston - Analyst

 Eric Goldsman
 Lundbern Harden - Analyst

 Bill Warmington
 SunTrust Robinson Humphrey - Analyst

 Paul Carter
 Wachovia Securities - Analyst

 Tom Walsh
 Lehman Brothers - Analyst

PRESENTATION



------------------------------------------------------------------------------
Operator


Good day and welcome to the Marsh & McLennan Companies, Incorporated and Kroll, Incorporated investment community conference call. During this call, MMC and Kroll will be discussing a definitive merger agreement between the two companies.

The press release regarding the merger and additional information are available on the investor pages of both Web sites, www.mmc.com and www.krollworldwide.com. This call is being recorded and will be made available on both Web sites.

Comments regarding future expectations, trends and market conditions, including cost savings and synergies, as well as other topics, may be considered forward looking under the Private Securities Litigation Reform Act of 1995. Neither MMC nor Kroll assumes any responsibility to update any forward-looking comments.

These forward-looking statements may involve risks and uncertainties that could cause actual results to differ from current expectations, including MMC's ability to integrate Kroll's business successfully and the accuracy of the basis for the forecast related to Kroll's business.

Kroll will file a proxy statement with the Securities and Exchange Commission, and we will urge you to read it because it will contain important information. Other risks and uncertainties are described under the company's forward-looking statements disclosure and their respective reports on Form 10-K and 10-Q, filed with the SEC and available through their Web sites.

Before I turn the conference over to MMC Chief Financial Officer Sandra Wijnberg for opening remarks and introductions, I would like to let everyone know that if you would like to signal to ask a question, you may do so by pressing the star key, followed by the digit one, on your touchtone phone. We ask that you please limit yourself to one question and just re-prompt if you would like to ask a follow-up question.

I'll now turn things over to Ms. Wijnberg.

Please go ahead.


------------------------------------------------------------------------------
Sandra Wijnberg  - Marsh & McLennan Companies - SVP & CFO


Good morning, everyone. As you know, yesterday we announced that MMC will acquire Kroll for $37 a share, or $1.9 billion. We anticipate closing the transaction in the third quarter. On the call this morning, we have Jeff Greenberg, Chairman and CEO of MMC. From Marsh, we have Ray Groves, CEO, Roger Egan, President, and Don Birdsong, who heads up Marsh's risk consulting services business.

From Kroll, we have Jules Kroll, Chairman, and Mike Cherkasky, CEO.

With that, I'd like to turn it over to Jeff.


------------------------------------------------------------------------------
 Jeff Greenberg  - Marsh & McLennan Companies - Chairman & CEO


Thanks, Sandra. Welcome, everybody. I'll speak briefly about the strategic and financial rationale for the deal, and after that, Mike will say a few words, and he'll be followed by Sandra to give additional financial information, and then we'll take your questions.

To start out, we are very excited about this transaction. MMC is a unique company, and so is Kroll. What we see here is a combination of two growth businesses in risk services. It's a powerful strategic fit. The combination, we think, will accelerate the expansion of our risk services business, where we see growing client demand. So we believe that we'll be able to serve clients better, more effectively, through this combination. We see that demand growing globally.

What we like about it is that it is really in our core business. So we see earnings growth and earnings diversification, two things from this transaction. Diversification is that these revenue streams are not correlated with the insurance cycle, and of course we expect it to contribute to growing shareholder value in MMC.

In order to understand this deal, I need to give you some background for context. To start out, the mission of MMC's risk and insurance services business is to help clients to lower the total cost of risk to their enterprises. Traditional insurance broking places a part, and so do other services.

Now, we've been investing in risk-related services because we've been seeing growing demand from our clients and for a host of reasons that will be familiar to you. To name a few, post-9/11 security concerns that are global. Secondly, a host of new government regulations around the world, Sarbanes-Oxley, certainly well known here, BASIL 2 (ph), which affects banks, and a host of others. All of them have increased corporate accountability and a need for compliance.

The third, corporate restructurings and bankruptcies and M&A activities have led to a need for more risk services over time, and we see that continuing. There's been a growing incidence of complex litigation and spreading around the world, which has also led to client demand for risk services. And in addition, the spillover effects of globalization, which have led to complexity and caused clients to have to deal with new risks they didn't contemplate before.

Lastly, the whole issue of workforce quality, not only reflected in the insurance business in worker's compensation costs, but the emphasis on having a high-quality workforce, human capital and all of the issues that attend that in the way of risks and risks services that we've been dealing with and Kroll has been servicing as well.

Ten years ago, Marsh's risk consulting and advisory business was less than 2% of our risk and insurance services revenues. At the end of last year, at the end of '03, those services represented about 15% of MMC's total risk-related revenues. Total risk-related revenue stakes in all of Marsh, some small part of Mercer, and last year totaled about $7 billion. And about $1 billion of that $7 billion in revenues came from risk services.

They've been growing well in the double digits, about 30% growth rates for the last several years, and we've been investing in them, and growing them both through internal efforts and through acquisitions.

Kroll is simply the latest and the largest in a series of acquisitions to strengthen our position in risk services. Some of our acquisitions will have been familiar to you. Last year, we acquired Oliver Wyman. It's now part of Mercer. Oliver Wyman helps clients to understand their risks better. This includes valuing risks, analyzing risks, and therefore making decisions about how to handle them. They're specially strong with financial institutions.

We also help clients to manage their risks better through collecting and handling data. Marsh has a first-class risk management information systems business, and about a month ago, we announced the acquisition of Corporate Systems, which is a claims management and reporting technology firm, to aid in the growth of that business to serve clients with additional skills that Corporate Systems brings to us.

We've helped clients to avoid risks through screening and testing, and we've helped them to reduce risks after or before a risk event. A risk event could be a planned event, like an acquisition, or it could be an unplanned event - it could be complex litigation, or it could be an insured loss or a loss of any kind, where clients seek mitigation capabilities that we've provided and in fact Kroll provides.

Now, of course, all of these services complement Marsh's largest business, which is helping clients to structure risk management programs and to transfer risk.

Now, turning to Kroll. The organization has four main businesses. Consulting services, which is their oldest lines of business, investigatory work, forensic work. Corporate advisory, which gets involved with corporate restructurings and bankruptcy. They are the only global player in that field. Background screening, which is screening of employees, mortgage screening as well, and technical services, which is a series of different businesses, e-mail document discovery, data recovery, both of which have been growing fields.

Kroll employs about 3,200 people. They bring a very strong reputation. As we've come to see them, they're very talented leaders and staff. And we're experienced acquirers in professional services. We've made our share of acquisitions. We know how to judge professional orientation. We know how to judge professional quality and work for clients. And we see a very strong cultural fit between our two firms.

They operate in 60 offices in 20 countries. They're especially strong in Europe, and we've been growing our own presence in Europe. That's an area where Mathus Calgulavetta (ph) has done especially good work, building on our strengths over the years, and we see a great fit in our European businesses.

The client roster that Kroll brings includes many in the Fortune 500, a vast majority of the top law firms, government work. Kroll's tripled in size since 2001 through a combination of internal growth and acquisitions.

Many of the markets in which Kroll competes are growing rapidly, and they're highly fractured markets. So we see great opportunity for continued growth there. This year, Kroll's revenues should approach $700 million, which is a hefty growth rate over the last year.

After the transaction closes, combined revenues from our consulting and services business will approximate 25% of our revenues in risk-related services, which includes all of Marsh and those parts of Mercer that offer risk services.

We think that the combination of Marsh and Kroll will enable us to offer end-to-end risk mitigation services to our clients, for diagnostics and analytical tools, to post-event consulting and advisory services, and we think that this complement of services will continue to significantly differentiate our firm in the marketplace, within numerous areas where clients will welcome packages that combine the services of both firms.

The acquisition of Kroll will also expand Marsh's capability in helping clients to process and manage information about risk. And we think that's a scalable business. It has been for us, has been for them, and has attractive economics to it. And we think it enhances our processing capabilities by adding background and vendor and credit screening services

So it's the range of services that are now being offered. It's the combination that's now being offered that we think will both be valuable to clients. And we think that certainly we will serve clients better through the combination of the two firms and in areas that have high growth.

Based on our own strategic and financial due diligence, we think that Kroll's rapid growth is going to continue and, in fact, is going to be enhanced as part of MMC. When we look at this strategic fit with Marsh and parts of Mercer, when we look at selected cost savings and potential revenue enhancements that we see, we think this transaction's going to be accretive in its first full year of operations.

And I should add, I've been involved in our acquisitions since I rejoined the company in 1995. We tend to be pretty conservative around Marsh & McLennan. We typically under-promise and over-deliver. So the numbers that we're using today are numbers we're very comfortable with.

This transaction plays to a core strength of MMC, which is that we create value for shareholders in addition to the other things we do, like successfully making and integrating acquisitions. And we look forward to completing this acquisition as quickly as possible and to delivering the benefits and to our shareholders.

Now Mike is in L.A. This morning but he's on the call. And Mike, would you like to make a few comments?


------------------------------------------------------------------------------
Mike Cherkasky  - Kroll - President & CEO


Yes, thanks, Jeff.

I think Jeff has done a great job explaining the strategic rationale for the transaction, so we'll just have a few comments. They may be, actually, a little boringly consistent with what Jeff said, and maybe that's one of the great aspects of this deal, is that we look at the world the same way.

First, the business idea of Kroll has been simple - to help solve risk-related problems for our clients. Today, those problems are more complicated, more global and more serious than ever before. We're convinced that the Kroll-MMC combination will provide our clients with an unprecedented breadth of risk-related solutions, and that's what they want.

Second, we at Kroll are extremely proud of what we have accomplished over the last few years, and we were looking forward to a future of continued strong growth and improving operational metrics as a standalone company.

But this opportunity came along, which was attractive for our shareholders because we believe MMC recognized the strength of our brand, our people, and the real and meaningful synergies that these two organizations can achieve together. We now believe Kroll's future inside MMC is even bigger and better. Reflecting that belief, the transaction was enthusiastically approved by our board of directors, which recommends that Kroll shareholders vote in favor of the transaction.

Jules Kroll, I and several other members of the Kroll senior management team, together representing over 10% of the Kroll stock, are committed to vote in favor of the transaction. But I want to assure our tens of thousands of clients and our thousands of professional employees around the world that we would not be doing this transaction unless we absolutely had confidence that it would benefit our clients, our employees and our business.

MMC does have a long history and a fine reputation for being an excellent owner of professional service firms. Marsh and Kroll, as Jeff says, are both industry leaders in the risk services business.

We think that bringing together our respective businesses and capabilities makes tremendous sense. Our respective risk services are highly complementary in the ways that have been described. We are enthusiastically looking forward to becoming part of the Marsh organization.

I do want to emphasize that as the press release indicates, Kroll will will continue to operate under the Kroll name and that I will continue to head and lead that organization in partnership with our new colleagues. Jules Kroll will be named a Vice Chairman of Marsh and will continue to be actively involved in setting the strategic direction of the Kroll business. And together, we and our new colleagues from Marsh will do what we at Kroll have been doing for 30 years, empowering clients to venture more securely in today's complex and risk-fraught business environments.

Thank you, and I'm going to turn it over to Sandra Wijnberg.


-------------------------------------------------------------------------------
Sandra Wijnberg  - Marsh & McLennan Companies - SVP & CFO


Thanks, Mike. I'll spend just a few minutes outlining the financial aspects of the transaction and then we'll open it up to your questions. The total purchase price of $1.9 billion, or $37 a share, includes all the share equivalents, underlying options, earn-outs, and assumes that all of Kroll's outstanding convertible notes, both the 6%, due '06, and the 1.75 due 2014 are exchanged for equity.

We expect to close in the third quarter, and we expect to finance it with a combination of debt and cash from operations. We've already reviewed the deal and its impact on MMC with both rating agencies.

Our strong balance sheet and coverage ratios provide a great deal of financial flexibility. When combined with the incremental cash flow generated by Kroll, our credit ratios are expected to be back in line within 12 months.

Turning to the P&L, assuming one full quarter of results following completion of the transaction, Kroll will add about $165 to $175 million of revenues to our fourth quarter. We're currently estimating that after the acquisition-related cost and interest expense, the transaction will be neutral to our fourth-quarter EPS.

In the first full year, which is 2005, we expect Kroll to contribute $800 to $850 million to our revenue base. From a reporting perspective, we'll combine Marsh Risk Consulting and services with Kroll under the risk and insurance services segment and disclose both according to underlying revenues, as is our tradition.

We've already identified $30 million of annual efficiencies and cost saves. As we work on integration through the summer, we're confident we can achieve additional infrastructure and cost efficiencies to increase margins and profitability. The revenue benefits associated with combining our capabilities is at least as great as the savings, and will continue to grow.

The acquired business quickly gets to a 20% margin, including synergies and acquisition cost. These costs are heavily skewed to the early years and include the amortization of intangibles and integration expenses. We believe on a longer-term basis we can operate the business with a margin in the mid-20s.

We expect that after interest and taxes, the transaction will be accretive to our full-year 2005 earnings by two cents a share, and '06 earnings by about four cents a share. Our Kroll's businesses in total are expected to produce ongoing revenue growth in the mid teens, and the combination of our businesses together does nothing but support that growth and perhaps accelerate it.

With Kroll's revenue growth and margin improvements, earnings accretion in future years should accelerate. If you compare the use of our balance sheet for this transaction to alternatives such as repurchasing our shares, the EPS accretion from this exceeds that of the debt-financed share repurchase beginning in 2006. And then it's obvious that the incremental cash flow from operations that we gain from growing our business contributes to our ability to invest back to return capital to shareholders through dividends and share repurchase.

With that, I'd like to turn to the conference operator to open up the lines for Q&A. And if you wouldn't mind, limit your questions this morning to our acquisition of Kroll. Thank you.

Operator?

QUESTION AND ANSWER


-------------------------------------------------------------------------------
Operator


Thank you, ma'am. The question and answer session will be conducted electronically. If you would like to signal to ask a question, you may do so by pressing the star key, followed by the digit one, on your touchtone telephone. If you are on a speakerphone, please make sure that your mute function is turned off to allow your signal to reach our equipment.

Once again, everyone, please press star, one at this time to signal for a question, and we'll pause for just a moment to give everyone an opportunity to signal.

And our first question today comes from Jay Cohen, Merrill Lynch.


------------------------------------------------------------------------------
Jay Cohen  - Merrill Lynch - Analyst


Yes, just one clarification. The cost savings you mentioned, Sandra, was that $30 million or $3 million?


------------------------------------------------------------------------------
Sandra Wijnberg  - Marsh & McLennan Companies - SVP & CFO


Thirty. Thirty million that we've identified so far.


------------------------------------------------------------------------------
Jay Cohen  - Merrill Lynch - Analyst


That's what I thought I heard, OK. I guess the question I have is is as far as kind of cross-selling goes, it seems that maybe the people out there at your client that are making these kind of buying decisions are different people, whether it's insurance or risk services.

How have you found at Marsh the cross-selling to go between those types of businesses, and obviously do you think this will play out as far as cross-selling goes, given that you might have different people buying different products.


------------------------------------------------------------------------------
Jeff Greenberg  - Marsh & McLennan Companies - Chairman & CEO


We're going to ask Roger Egan, who is president of Marsh, to answer that question, Jay.


------------------------------------------------------------------------------
Roger Egan  - Marsh Inc. - President

First of all, I don't think we quite view it as cross-selling. We view it as combination as forming one kind of integrated offering. We have a collection of distinct risk practices and the way we operate our model is to have a client executive who is a generalist bring in specialists to meet the client needs. And the combination of the Marsh Risk Consulting practices and the Kroll risk mitigation practices just offers a broader range and combination of risk mitigation services.

It's not quite cross-selling. It's a generalist who leads and brings specialists to the table. It's consistent with the model that we have right now. Kroll operates this way. Marsh operates this way. It's much more integrated than separate and distinct operations that cross-sell, as you've suggested.


------------------------------------------------------------------------------
Jay Cohen  - Merrill Lynch - Analyst


That's great. Thanks, Roger.


------------------------------------------------------------------------------
Operator


We'll go next to Ron Frank, Smith Barney.


------------------------------------------------------------------------------
Ron Frank  - Smith Barney - Analyst


Yes, good morning. A couple of things. One is, clearly the senior management of Kroll, and I assume some key employees beyond them, are significant stockholders, and this is an all-cash deal, and I was wondering if you could discuss not even so much the top management, but perhaps how the next level of managers have been incented to remain committed to the combined organization.

And second, Sandra, I was wondering if you could just clarify on the repurchase, I wanted to make sure I heard correctly that you felt that or had determined that the acquisition would be more accretive than debt-financed share repurchase starting in '06. Was that also applied to internally financed repurchase? Because clearly you'd be generating a fair amount of excess cash at that point and even not have to use debt.


------------------------------------------------------------------------------
Jeff Greenberg  - Marsh & McLennan Companies - Chairman & CEO


OK, let's have Sandra answer the second question first, and then we'll turn to Ray Groves, Chairman of Marsh, on the first question.


------------------------------------------------------------------------------
Sandra Wijnberg  - Marsh & McLennan Companies - SVP & CFO


When I was doing that analysis internally - way ahead of this transaction, by the way - I was assuming that when our capital structure got back to a normal level, we would be repurchasing it at the same pace.

So, to answer your questions, the incremental debt applied to the transaction versus the speeding up our share repurchase program. Other than that, it's just base.


------------------------------------------------------------------------------
Ron Frank  - Smith Barney - Analyst


Oh, I see. OK, so it's versus applying the debt used in the Kroll deal to repurchase as an alternative.


------------------------------------------------------------------------------
Sandra Wijnberg  - Marsh & McLennan Companies - SVP & CFO


Yes, speeding up our share repurchase.


------------------------------------------------------------------------------
Ron Frank  - Smith Barney - Analyst


OK, speeding it up. OK, thank you.


------------------------------------------------------------------------------
Jeff Greenberg  - Marsh & McLennan Companies - Chairman & CEO


And now we'll ask Ray Groves, Chairman of Marsh, to talk about the management incentives in the Kroll organization.


------------------------------------------------------------------------------
Ray Groves  - Marsh Inc. - Chairman


Marsh and Kroll, including Mr. Kroll, have identified a large number of the key leaders and key rainmakers within their organization and we've entered into appropriate contracts with them with incentives to ensure their retention.


------------------------------------------------------------------------------
Ron Frank  - Smith Barney - Analyst


May I ask what the duration of those arrangements typically is?


------------------------------------------------------------------------------
Ray Groves  - Marsh Inc. - Chairman


Three and four years, respectively.


------------------------------------------------------------------------------
Ron Frank  - Smith Barney - Analyst


OK, and finally, Sandra, just one more - a request, really. I was wondering if you could add another slide to the presentation or in some way put out perhaps a cheat sheet for us with some of the key items of intangibles and restructuring cost and amortization that are in the assumptions just to help us with our models.

------------------------------------------------------------------------------
Sandra Wijnberg  - Marsh & McLennan Companies - SVP & CFO


Yes, we're going to have to do that in some weeks, though, because we're working right now with the valuation agencies. There are different lives over which you amortize different kinds of intangibles, so we're working on that right now.


------------------------------------------------------------------------------
Ron Frank  - Smith Barney - Analyst


OK, thanks very much for all of that.


------------------------------------------------------------------------------
Jeff Greenberg  - Marsh & McLennan Companies - Chairman & CEO


Just one further comment on management of Kroll, I'll just reiterate we are experienced acquirers of professional services businesses, and we are used to bringing in new talented leaders and making them feel part of the company over a long term. Our record there is good, and we feel very comfortable with this team, led by Jules and Mike.


------------------------------------------------------------------------------
Mike Cherkasky  - Kroll - President & CEO


And if I could just add, we're experienced acquirers, too, and the process that we've gone through with Marsh has been everything we would have in fact wanted to do. And I think that we're not going to have an issue going forward. We just don't anticipate - we've locked up some of the people that are important. We've got so many other people who in fact we've talked to and I think are enthusiastic about this deal.

So we just don't anticipate a problem.


------------------------------------------------------------------------------
Ron Frank  - Smith Barney - Analyst


OK, great. Thanks again.


------------------------------------------------------------------------------
Operator


Our next question comes from Vinay Saqi, Morgan Stanley.


------------------------------------------------------------------------------
Vinay Saqi  - Morgan Stanley - Analyst


Good morning. Just a couple questions. One is if you could just clarify for us what the organic growth of Kroll has been. It seems as though there have been a lot of acquisitions over the last two years, and if we can get a sense of that. Second question is, will you be breaking out the margins for Kroll separately or the risk management segment separately from the regular brokerage businesses?

------------------------------------------------------------------------------
Jeff Greenberg  - Marsh & McLennan Companies - Chairman & CEO


Sandra will answer the second question first and then we'll ask Mike Cherkasky to answer the organic growth question.


------------------------------------------------------------------------------
Sandra Wijnberg  - Marsh & McLennan Companies - SVP & CFO


Just like the way in which we report, for example, the reinsurance business, Vinay, underneath the risk and insurance services segment, we will report Marsh Risk Consulting and Kroll combined together, but we will just report the underlying and reported revenue, and then we report the margins for the entire risk and insurance services segment.


------------------------------------------------------------------------------
Vinay Saqi  - Morgan Stanley - Analyst


 OK.


------------------------------------------------------------------------------
Jeff Greenberg  - Marsh & McLennan Companies - Chairman & CEO


Mike, do you want to?


------------------------------------------------------------------------------
Mike Cherkasky  - Kroll - President & CEO


Sure. Last year, Kroll grew over 17% organically. We in fact had publicly stated that we expected to grow in revenues in the 12% to 15% range over the next three years. Our first quarter was substantially above that rate of growth. Over the last three years, almost half of our growth, which has been - as Jeff indicated, we've tripled our revenues. Almost half of our growth has been organic.

So we've had a combined program, which we have every intention of continuing, which is organic growth and to emphasize organic growth. At the same time, when appropriate and opportunistically, to continue to do acquisitions.


------------------------------------------------------------------------------
Vinay Saqi  - Morgan Stanley - Analyst


How sensitive is your business to the economy, if at all?


------------------------------------------------------------------------------
Mike Cherkasky  - Kroll - President & CEO


We - I think Jeff, again, said it. We have the same philosophy of trying to make sure we have a mixed portfolio. You will find some of our businesses which have some sensitivity to employment in the economy, but the good news is we have other businesses which are counter-cyclical. So we have a - ask risk managers, we've run our business the same way we advise clients, to be cyclical, counter-cyclical and neutral business.

Our big litigation business, for instance, in our electronic discovery, is obviously - people are suing people no matter whether it's a good economy or a bad economy. So what we've tried to do is be balanced and make sure that we're deeper in those businesses as that cycle comes into play. And because we're so international, it also, in fact, mitigates the cyclicality of any one economy.


------------------------------------------------------------------------------
Vinay Saqi  - Morgan Stanley - Analyst


All right, thank you.


------------------------------------------------------------------------------
Operator


Our next question will come from Tom Cholnoky with Goldman Sachs.


------------------------------------------------------------------------------
Tom Cholnoky  - Goldman Sachs - Analyst


Yes, good morning. First of all, just a quick comment Jeff and Sandra. Hopefully, you'll begin to use this forum of discussing or talking to the street in future quarters with respect to your results. I find this very helpful.


------------------------------------------------------------------------------
Unidentified Speaker


Was that your one question, Tom?


------------------------------------------------------------------------------
Jeff Greenberg  - Marsh & McLennan Companies - Chairman & CEO


That was Mike (inaudible), for the record.


------------------------------------------------------------------------------
Tom Cholnoky  - Goldman Sachs - Analyst


But we'd also want to have Mike on the call as well.

I guess I'm just a little bit curious once again in terms of how we should think about this acquisition in terms of ROEs. It seems as though Kroll obviously did have it looks like lower returns than Marsh overall, and why we shouldn't look at this as kind of a dilutive acquisition in terms of ROE. And maybe, Sandra, if you could walk that through, or am I missing something?


------------------------------------------------------------------------------
 Sandra Wijnberg  - Marsh & McLennan Companies - SVP & CFO

What you're missing is that you have a company as Mike Cherkasky just said that has done a lot of acquisitions, so you take on a lot of goodwill. And as you correctly, I think, pointed out in your research report, the return on tangible equity is a lot different than the return on book equity, right?


------------------------------------------------------------------------------
Tom Cholnoky  - Goldman Sachs - Analyst


Correct.


------------------------------------------------------------------------------
Sandra Wijnberg  - Marsh & McLennan Companies - SVP & CFO


I think you have that in your report there. Marsh & McLennan, on the other hand, hasn't done any materially large acquisitions for a number of years, so our return on equity is more at a steady state than theirs is. I think you have to look through the goodwill that they've taken on to grow their business.

They have a good track record of doing acquisitions that are accretive immediately. And from an ROE perspective, we think that this is a business that long-term is just like ours.


------------------------------------------------------------------------------
 Tom Cholnoky  - Goldman Sachs - Analyst


 OK, but I shouldn't look at goodwill as invested capital?


------------------------------------------------------------------------------
 Sandra Wijnberg  - Marsh & McLennan Companies - SVP & CFO


 Return on invested capital is different than return on equity, but I'm happy offline to walk you through how we think about it.


------------------------------------------------------------------------------
 Tom Cholnoky  - Goldman Sachs - Analyst


 OK, all right, terrific. I am only going to ask one question.


------------------------------------------------------------------------------
 Sandra Wijnberg  - Marsh & McLennan Companies - SVP & CFO


 If you want to talk about conference calls, we're happy to. It is something that as all of you know on the call, or most of you know on the call, we've talked about for quite some time. We are going to start doing earnings conference calls beginning with the second quarter.


------------------------------------------------------------------------------
 Jeff Greenberg  - Marsh & McLennan Companies - Chairman & CEO


 And Mike Bishoff (ph) will also participate.

------------------------------------------------------------------------------
Operator


 And we'll go to our next question from Jeff Kessler with Lehman Brothers.


------------------------------------------------------------------------------
 Jeff Kessler  - Lehman Brothers - Analyst


 Thank you. And congratulations, Mike and Jules. I'm really sorry to lose you guys. A quick question on any conflicts. And that is, does Kroll represent any competitors to MMC right now, and what happens if you do?


------------------------------------------------------------------------------
 Jeff Greenberg  - Marsh & McLennan Companies - Chairman & CEO


Just let me answer that. The obvious answer is that occasionally we will and do. What we've done is we've gone through their client list and our client list. We've looked at the significant clients that are meaningful to Kroll and where there might be issues, and we've found very, very small amounts of issues. And the issues, in comparison to what we think are the opportunities and the synergies is so far outweighed, Jeff, that it is not particularly troublesome.

So, any time you put organizations together - any acquisition we do, one of the things we're doing is calculating the synergies and taking off those things that are non-synergistic or in fact will in fact not be able to be continued and come out with an equation. This one is so - is wildly in the positive side, Jeff.


------------------------------------------------------------------------------
 Jeff Kessler  - Lehman Brothers - Analyst


 OK, thanks a lot, and again, congratulations.


------------------------------------------------------------------------------
Operator


 Going next to John Balkind with Fox-Pitt Kelton.


------------------------------------------------------------------------------
 John Balkind  - Fox-Pitt Kelton - Analyst


 Good morning, everyone. Just want to touch base on the revenue dynamics of the company. I didn't get a chance to look at the Kroll numbers in the first quarter in a lot of detail, but could you talk about where the incremental growth is coming form across the four segments in the first quarter, and then the rest of the year, and obviously you have a couple of businesses that will be under pressure due to the economic or interest rate environment, and the differences in geography in terms of where the growth is coming from, because it's a pretty high growth rate that you're shooting for over time.

------------------------------------------------------------------------------
 Jeff Greenberg  - Marsh & McLennan Companies - Chairman & CEO


 Mike, do you want to answer that?


------------------------------------------------------------------------------
 Mike Cherkasky  - Kroll - President & CEO


Sure. Of our four sectors, three of those sectors had very substantial growth rates, and we're talking substantial, double-digit growth, both quarter to quarter and certainly year to year, with the growth rates being in the 100% level for a year-to-year growth rate for our technology business, and almost 80% quarter to quarter in our screening business, for instance. And that little bit because the fourth quarter is a little seasonal.

We expect to continue to have those very strong performances as our businesses - we get incremental revenue in our scaling business and our margin is produced and as we do more effective cross working with businesses that continue to be integrated into Kroll as fairly recent acquisitions.

The one issue that we've had over the last year is a slowing of our - it's only in relative terms, of our bankruptcy restructuring business. That had a drop-off in domestically in the United States of something under 10% from a year ago in the first quarter. We expect that business to flatten for '04.

We are getting signs that actually it may tick up a little bit in '05 because of some of the industry-specific as opposed to broad economic issues. But that is, in fact, even in that business is counterbalanced by what was a 20% quarter-to-quarter growth rate in our European restructuring business.

So for us it's very, very strong first quarter, and a continuation of 10 quarters in a row for Kroll where we've had those kind of fundamental growth rates, which we absolutely had expected to continue as a standalone, and we are very confident that what we expected to do will actually be multiplied, being inside of the relationships and the business of Marsh.


------------------------------------------------------------------------------
 John Balkind  - Fox-Pitt Kelton - Analyst


 Great. Thank you very much.


------------------------------------------------------------------------------
Operator


 Our next question comes from Dave Sheusi with J.P. Morgan.


------------------------------------------------------------------------------
 Dave Sheusi  - J.P. Morgan - Analyst


 Yes, hey, good morning everyone. Can you hear me?

------------------------------------------------------------------------------
 Jeff Greenberg  - Marsh & McLennan Companies - Chairman & CEO


 We hear you fine.


------------------------------------------------------------------------------
 Dave Sheusi  - J.P. Morgan - Analyst


Oh, good. Just a couple of questions around the structure of the deal. First, just wanted to get a sense of whether there was a collar surrounding the ultimate purchase price of the deal until ultimate closure. Is there a range where MMC would walk away, or is that part of the discussion, and then as of the purchase price, what was the percent of the earn out, and I guess how long is that earn-out? I didn't pick that up.


------------------------------------------------------------------------------
 Sandra Wijnberg  - Marsh & McLennan Companies - SVP & CFO


 OK, it's a cash - all-cash deal, so no collar applies.


------------------------------------------------------------------------------
 Dave Sheusi  - J.P. Morgan - Analyst


 OK.


------------------------------------------------------------------------------
 Sandra Wijnberg  - Marsh & McLennan Companies - SVP & CFO


So the purchase price is $37 a share. And the earn-outs will all be disclosed in the proxy that's filed - I believe - I'm just looking at the General Counsel. I believe as with the earn-outs will all be disclosed in the proxy.


------------------------------------------------------------------------------
 Dave Sheusi  - J.P. Morgan - Analyst


 Great, congratulations.


------------------------------------------------------------------------------
 Sandra Wijnberg  - Marsh & McLennan Companies - SVP & CFO


 Thank you.


------------------------------------------------------------------------------
 Jeff Greenberg  - Marsh & McLennan Companies - Chairman & CEO


 Thank you.


------------------------------------------------------------------------------
 Dave Sheusi  - J.P. Morgan - Analyst


 Thank you.

------------------------------------------------------------------------------
Operator


And just a reminder for everyone on the phone lines. Star, one at this time if you would like to signal for a question.

We'll go next to Jeff Thompson, KBW, Incorporated.


------------------------------------------------------------------------------
 Jeff Thompson  - KBW - Analyst


Thanks. All my good questions have been asked, but I would follow up on one that Ron Frank asked on key personnel. It's noted in the 10-K of Kroll that three people, Cooper, France (ph) and I think it was Lobiando (ph) are key to the business, and I believe it's the corporate restructuring business. Are they on board for the next three to four years?


------------------------------------------------------------------------------
 Jeff Greenberg  - Marsh & McLennan Companies - Chairman & CEO


 Mike, would you like to answer this?


------------------------------------------------------------------------------
 Mike Cherkasky  - Kroll - President & CEO


Sure. They've signed extensions of their contracts, an additional 18 months of contracts so that now we have, from the date of - from May 18th, I think it's four years, plus a tail of two years non-compete. So they're on board. They're very enthusiastic. I talked to Steve Cooper last night after the deal. I think he wasn't quite as happy as Jules - it was Jules' birthday yesterday, but was really enthusiastic, because he sees the natural power of the relationships and the extensions of his business by being a part of a really great risk-consulting organization that Marsh and MMC is.

So we talked extensively to the group already. We have had - people are always looking, where do I fit in? But certainly the leadership is excited and looking forward to many happy years inside of Kroll-Marsh.


------------------------------------------------------------------------------
 Jeff Thompson  - KBW - Analyst


 Great, thank you.


------------------------------------------------------------------------------
Operator


 Next up is Kevin Martin (ph), Credit Suisse First Boston.


------------------------------------------------------------------------------
 Kevin Martin  - Credit Suisse First Boston - Analyst


Yes, hello. Can you provide more information on the background about what led to this transaction, and was it - what are the other opportunities you looked at?

------------------------------------------------------------------------------
 Jeff Greenberg  - Marsh & McLennan Companies - Chairman & CEO


Well, Kroll is a unique company, and we didn't do a screen of all of Kroll's competitors because there isn't another Kroll organization. But we do know the field pretty well and know what the competitive set looks like. But it was - the background was that I placed a call to Jules, who I've known for a number of years, and suggested that we might want to consider a possible business combination if they were ever interested.

He thought about it for a few weeks, called me back. This was earlier this year. Our organizations began talking, and as we began to continue to see that a fit could be very good for our clients and employees and shareholders, discussions intensified. So that's the background.


------------------------------------------------------------------------------
 Kevin Martin  - Credit Suisse First Boston - Analyst


 So there wasn't any competing offers on the table from other ...


------------------------------------------------------------------------------
 Sandra Wijnberg  - Marsh & McLennan Companies - SVP & CFO


 For Kroll, he means.


------------------------------------------------------------------------------
 Jeff Greenberg  - Marsh & McLennan Companies - Chairman & CEO


 Oh, for Kroll. Well, I'd leave that for Mike or Jules to answer.


------------------------------------------------------------------------------
 Mike Cherkasky  - Kroll - President & CEO


The brief answer is that our board obviously went through the processes of consideration, the appropriate processes. And at the end of the day, because of the uniqueness of what we saw here and the value that in fact we were being offered, and with advice of obviously counsel and bankers, maybe too many bankers, made the determination that this was something that really we didn't think we could duplicate for our shareholders and obviously move forward with this deal.


------------------------------------------------------------------------------
 Kevin Martin  - Credit Suisse First Boston - Analyst


 OK, can you also provide more details in terms of approvals apart from shareholder and HSR (ph). Was anything else requiring approval? And also, just some more deals on this earn-out.


------------------------------------------------------------------------------
 Jeff Greenberg  - Marsh & McLennan Companies - Chairman & CEO

Well, we're not aware of any other approvals that are required, as we have stated in the press release, and the details of the earn-out will be provided in the proxy.


------------------------------------------------------------------------------
 Kevin Martin  - Credit Suisse First Boston - Analyst


 OK, thanks very much.


------------------------------------------------------------------------------
Operator


 We'll now go to Tom Barr (ph), Lundbern Harden (ph).


------------------------------------------------------------------------------
 Eric Goldsman  - Lundbern Harden - Analyst


Hi, this is Eric Goldsman (ph) with Tom Barr (ph). Sandra, this is a question with respect to the profitability. You had mentioned that the target would be getting into the mid 20s. Could you talk a little bit about that, just in terms of how that might come, given I guess maybe the nature of Kroll's profitability and maybe some of the ways that Kroll's profitability and Marsh Mac's profitability will come together to become a little more accretive?


------------------------------------------------------------------------------
 Sandra Wijnberg  - Marsh & McLennan Companies - SVP & CFO


Well, a big item that we'll lay out for you in more detail as we understand it a lot better is the fact that the amortization of intangibles and integration costs is very heavily in the early years. That's point one.

Point two is, if you've been a student of Kroll's businesses, you'll see that the businesses that are the most rapidly growing are also getting the benefits of scale. And so they are naturally - their organic margins are expanding as well. And so we are bringing them in at a time in which their margins just naturally are expanding.

Thirdly, we see a lot of efficiencies, not just in initial cost saves, but also putting them on our platforms in terms of driving their profitability closer to ours. And, obviously, leveraging our distribution, the Marsh distribution, which reduces the cost of client acquisitions, if you think about that.

You don't get paid for marketing time, you get paid for doing things.


------------------------------------------------------------------------------
Unidentified Speaker


 Just to reiterate and to make sure you understand, Kroll expects to come out of this year at a run rate of 19.5, which is a couple of points above last year, and in fact it's said publicly that we expect to be closely 20% by '06. And when you take into account the things that Sandra says, we think that the mid 20s is something that possibly couldn't be achieved by Kroll standalone, but certainly can be done inside of this organization.


------------------------------------------------------------------------------
 Jeff Greenberg  - Marsh & McLennan Companies - Chairman & CEO


 Roger Egan is going to add one more element to that.


------------------------------------------------------------------------------
 Roger Egan  - Marsh Inc. - President


I'd just like to add that Marsh has a very powerful distribution network. We're talking about a global network of over 400 offices. We're talking about 38,000 colleagues. We're talking about thousands of client executives, and this will be available to all of the Kroll risk practices and will just be a great positive to offering these services to a broad array of clients.


------------------------------------------------------------------------------
 Eric Goldsman  - Lundbern Harden - Analyst


 All right, great. Thank you all. That was very helpful.


------------------------------------------------------------------------------
Operator


 We'll now go to Bill Warmington with SunTrust Robinson Humphrey.


------------------------------------------------------------------------------
 Bill Warmington  - SunTrust Robinson Humphrey - Analyst


Good morning, everyone, and congratulations on the acquisition. I wanted to see if I could re-ask that last question a little differently and asking that, given the level of margin improvement that you're looking to achieve, the question is, how do you do that, given that you have the U.S. restructuring business for Kroll, which has been the highest-margin business looking at a pretty significant deceleration from over the next couple of years.

And, also included in the '04 numbers are about $20 million worth of one-time success fees that carry about an 85% operating margin in it.


------------------------------------------------------------------------------
Unidentified Speaker


I think, Bill, that we've set out that we expect margin to come down in our restructuring business. And we would expect that the successes next year will continue - however continue to be between 15% and 20%. So it's - there is some pressure in the margin there. We, in our own standalone projections, had certainly understood it and said that we were going to get into the 20s.

I think you've seen an enormous shift by Kroll over the last year from a business that had roughly 65% of our operating profit in the first quarter of last year was from our CARG (ph) operations to this quarter, first quarter of '04, roughly 33% was from CARG (ph). So you've seen the shift occur already. I think it has had some impact on our margin, as has large revenues that are not very productive in Iraq because of certain startup and pass through.

I think you'll see that all become normalized, and we're confident that, as Sandra said, our incremental revenues that are going into our scalable businesses. And as Roger says, the ability to sell through a whole host - I don't want to call it an army, but a host of people who have relationships, we are quite confident that that's going to allow us to move those margins into the mid 20s in short order.


------------------------------------------------------------------------------
 Bill Warmington  - SunTrust Robinson Humphrey - Analyst


 Well, thank you, and again, congratulations on the acquisition.


------------------------------------------------------------------------------
 Jeff Greenberg  - Marsh & McLennan Companies - Chairman & CEO


 Thank you.


------------------------------------------------------------------------------
Operator


And due to time constraints, we'll cover two more questions before turning the call back over to the speakers.

We'll go next to Tom Walsh, Lehman Brothers.


------------------------------------------------------------------------------
 Tom Walsh  - Lehman Brothers - Analyst


Hey, guys, good morning. Just wondering if you could elaborate a little more on the breakdown between cash and incremental debt in the transaction and where that might be taking your financial leverage? And I think you'd mentioned your coverage ratios would be coming back in line fairly quickly. I was wondering what promises you might have made to the rating agencies, or at least your own corporate goals.


------------------------------------------------------------------------------
 Sandra Wijnberg  - Marsh & McLennan Companies - SVP & CFO


OK, the combination of debt and cash, really, is something that we'll determine as we get a little bit closer to the end of the year - or to the closing of the transaction. The way we presented it to the rating agencies right now is all debt.

So from the perspective of talking to them, we've been very conservative about those assumptions. When we talk about getting our ratios back in line, we're talking about a whole host of ratios, including EBITDA coverage, retained cash flow to total debt, as well as debt to total capital.

If you take the one that is the easiest one for everybody to calculate, which is debt to total capital, it gets back to where we are today within a year.


------------------------------------------------------------------------------
 Tom Walsh  - Lehman Brothers - Analyst


 Great.


------------------------------------------------------------------------------
 Sandra Wijnberg  - Marsh & McLennan Companies - SVP & CFO


 Does that answer your question?


------------------------------------------------------------------------------
 Tom Walsh  - Lehman Brothers - Analyst

 Yes, thank you very much.


------------------------------------------------------------------------------
 Sandra Wijnberg  - Marsh & McLennan Companies - SVP & CFO


 The other ratios correct faster.


------------------------------------------------------------------------------
 Tom Walsh  - Lehman Brothers - Analyst


 Understand. Thank you.


------------------------------------------------------------------------------
Operator


 And next up is Paul Carter, Wachovia Securities.


------------------------------------------------------------------------------
 Paul Carter  - Wachovia Securities - Analyst


 Yes, hi, this is Paul Carter for Mark Markon.

I thought in your prepared remarks you touched on about - you made some comments around leveraging data, and I think this is in reference to Corporate Systems and (inaudible), particularly around background vendor and credit screening. I'm wondering if you can add any additional color on how this acquisition adds significantly to your capabilities and where your opportunities in reference to kind of data-driven risk-management services?

Thank you.


------------------------------------------------------------------------------
 Jeff Greenberg  - Marsh & McLennan Companies - Chairman & CEO

 Don, do you want to answer that?


------------------------------------------------------------------------------
 Don Birdsong  - Marsh Inc. - Head, Marsh Risk Consulting


Sure. Over the last five years, Marsh has been growing our presence in the data management area in risk management services, and as you all are aware, we acquired recently Corporate Systems, which was going to double our presence in that business. The addition of the background screening business and the technology services group of Kroll will have this new company at about 40% of total revenues in the scalable businesses, all around helping our clients manage risk, risk processing, and manage information more effectively.

The margins on our business have grown to in excess of 25%, and we see that continuing into the future.


------------------------------------------------------------------------------
 Paul Carter  - Wachovia Securities - Analyst


Are there any additional services that you'd like to add in that area that perhaps Kroll kind of gives you a lead into?


------------------------------------------------------------------------------
 Don Birdsong  - Marsh Inc. - Head, Marsh Risk Consulting


I could probably go on for about an hour in providing you the list of opportunities that we see in taking the scalable side of the business and enhancing it for our customers. But to give you one example, you take a look at the background screening business and the ability to connect to our workforce strategies group where we deal with worker's compensation issues for our clients in Mercer, on the human resources side, in Marsh's employee benefits side. A great opportunity to leverage that side of the business very effectively.

On the Kroll technology services business, which predominantly does three things
- providing data recovery for loss of media, providing electronic evidence discovery, and also providing computer forensics. Those resources around Marsh's claim activity on our claims consulting business we think are going to provide tremendous leverage for our firm as well as tremendous capability for our clients.


------------------------------------------------------------------------------
 Paul Carter  - Wachovia Securities - Analyst


OK, OK. And just as a point of clarification, what I was trying to get at is obviously Kroll's into background screening. I'm wondering if there's other data-type driven screening processes, such as tenant screening, et cetera, that maybe Kroll or Marsh will want to move into.


------------------------------------------------------------------------------
Unidentified Speaker

We already do it. But I think - I agree with Don. It does open up now a whole series of opportunities because we have the technology to provide data and analyze that data quickly for Marsh type of clients. The question is, what do you do with it? We've found some uses. I think we're going to find more as we continue to talk.


------------------------------------------------------------------------------
Unidentified Speaker


 And the ability to give our clients quicker, faster information around risk and the decision process of retaining and managing risk is really our goal.


------------------------------------------------------------------------------
 Paul Carter  - Wachovia Securities - Analyst


 All right, thank you.


------------------------------------------------------------------------------
 Jeff Greenberg  - Marsh & McLennan Companies - Chairman & CEO


Well, I hope that through our presentation and through the answers that we've provided to your questions that you can understand why we are all so enthusiastic about this transaction. We have two unique firms in high-growth businesses, a tremendous strategic fit and a cultural fit, which we think is really going to be great for our clients and our employees and our shareholders.

So thank you for your questions, and we'll obviously be continuing our conversations with you as you have new questions.

Thanks a lot.


------------------------------------------------------------------------------
Operator


Thank you. Once again, everyone, that does conclude today's teleconference. We do appreciate your participation and you may disconnect at this time.

-------------------------------------------------------------------------------

Disclaimer

CCBN reserves the right to make changes to documents, content, or other information on this web site without obligation to notify any person of such changes.

In the conference calls upon which Event Transcripts are based, companies may make projections or other forward-looking statements regarding a variety of items. Such forward-looking statements are based upon current expectations and involve risks and uncertainties. Actual results may differ materially from those stated in any forward-looking statement based on a number of important factors and risks, which are more specifically identified in the companies' most recent SEC filings. Although the companies may indicate and believe that the assumptions underlying the forward-looking statements are reasonable, any of the assumptions could prove inaccurate or incorrect and, therefore, there can be no assurance that the results contemplated in the forward-looking statements will be realized.

THE INFORMATION CONTAINED IN EVENT TRANSCRIPTS IS A TEXTUAL REPRESENTATION OF THE APPLICABLE COMPANY'S CONFERENCE CALL AND WHILE EFFORTS ARE MADE TO PROVIDE AN ACCURATE TRANSCRIPTION, THERE MAY BE MATERIAL ERRORS, OMISSIONS, OR INACCURACIES IN THE REPORTING OF THE SUBSTANCE OF THE CONFERENCE CALLS. IN NO WAY DOES CCBN OR THE APPLICABLE COMPANY ASSUME ANY RESPONSIBILITY FOR ANY INVESTMENT OR OTHER DECISIONS MADE BASED UPON THE INFORMATION PROVIDED ON THIS WEB SITE OR IN ANY EVENT TRANSCRIPT. USERS ARE ADVISED TO REVIEW THE APPLICABLE COMPANY'S CONFERENCE CALL ITSELF AND THE APPLICABLE COMPANY'S SEC FILINGS BEFORE MAKING ANY INVESTMENT OR OTHER DECISIONS.

-------------------------------------------------------------------------------